NATURE AND CONTINUANCE OF OPERATIONS (Details Narrative) - CAD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
NATURE AND CONTINUANCE OF OPERATIONS
Net loss	$ (36,149,000)	$ (20,996,000)
Description of Amendment of royalty agreement	Under the terms of the November 2023 amendment to the royalty agreement, the royalty holder may, at its option, complete the remaining investment of US$36 million in US$12 million tranches by July 26, 2025. In return the royalty holder will receive an aggregate of 6% of the payable gold production and 18% of the aggregate silver production from the Pebble Project
Description of Raised Proceed Investment	the second tranche pursuant the royalty agreement (note 3) and received $23 from the exercise of share purchase options
Cash and cash equivalents	$ 16,142,000	18,200,000
Working capital (deficiency)	(21,365,000)	(899,000)
Deficit	(732,870,000)	$ (696,958,000)
Net cash proceeds	$ 13,826